UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. ROPES & GRAY LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2014

Date of reporting period:	December 1, 2013 — May 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGDEX

Putnam Global Dividend Fund

Semiannual report 5 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

10 CENTS
THREE CENTS
VERSARY
U.S. POSTAGE 3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Global Dividend
Fund

Semiannual report
5 | 31 | 14

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio manager	3
Your fund’s performance	8
Your fund’s expenses	10
Terms and definitions	12
Other information for shareholders	13
Financial statements	14
Shareholder meeting results	40

Consider these risks before investing: The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. There are no guarantees that a company will continue to pay dividends. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The performance of financial markets in the first half of 2014 has been marked by a significant degree of stability. Investors have regained a positive outlook as economic growth has improved after the setbacks of a harsh winter. The S&P 500 Index and the Dow Jones Industrial Average have risen to record highs, while Treasury yields have gradually sunk lower. Meanwhile, accommodative central bank policies in the United States and elsewhere continue to foster positive sentiment, notwithstanding the fact that the U.S. Federal Reserve has gradually begun to taper its monthly bond purchases.

The relative calm in financial markets contrasts with new disruptions in global affairs. The outbreaks of violent conflict in Ukraine and Iraq have contributed new uncertainties, particularly with regard to energy prices. Markets have generally taken the initial phases of these events in stride, but the risks that these events pose warrant monitoring.

Complex market conditions reinforce why investors can benefit from seeking advice and maintaining a long-term perspective for their financial programs, rather than responding to short-term market movements. Putnam is prepared to serve investors’ goals through a commitment to ongoing fundamental research and a willingness to incorporate new ways of thinking in its investment strategies. This stance has had a positive impact on performance: Barron’s ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending December 2013.

We encourage you to periodically meet with your financial advisor to discuss the range of investment strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — important considerations as you work toward your investment goals.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 15, 2014

How Barron’s ranked the fund families:

The Barron’s/Lipper Fund Family Ranking published February 8, 2014, ranked Putnam 1 out of 61 for 2009, 14 out of 57 for 2010, 57 out of 58 for 2011, 1 out of 62 for 2012, and 2 out of 64 for 2013 for the 1-year period with funds in five categories: U.S. equity, world equity, mixed asset, taxable bond, and tax-exempt bond. Putnam ranked 43 out of 54 and 46 out of 48 for the 5- and 10-year periods ending 2009, 41 out of 53 and 38 out of 46 for the 5- and 10-year periods ending 2010, 49 out of 53 and 41 out of 45 for the 5- and 10-year periods ending 2011, 27 out of 53 and 36 out of 46 for the 5- and 10-year periods ending 2012, and 2 out of 55 and 32 out of 48 for the 5- and 10-year periods ending 2013, respectively. Only funds with at least one year of performance were included. Returns were calculated minus the effects of sales charges and 12b-1 fees. Rankings were asset weighted, so larger funds had a greater impact on a fund family’s overall ranking, and then weighted by category, with each category assigned a percentage. Past performance is not indicative of future results. Barron’s is a registered trademark of Dow Jones & Company. Lipper ranked Putnam Global Dividend Fund 22% (28/131) for the 1-year period, as of 6/30/14, in the Global Equity Income Funds category. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper.

Performance
snapshot

Annualized total return (%) comparison as of 5/31/14

The fund — class A shares before sales charge
Putnam Global Dividend Fund (PGDEX)
Fund's benchmark
MSCI World Index (ND)
Fund's Lipper peer group average
Global Equity Income Funds
18.26
18.90
15.65
18.42
18.87
16.16
9.51
6.52
7.12
LIFE OF FUND (since 3/18/13)
1 YEAR
6 MONTHS*

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

2     Global Dividend Fund

Interview with your fund’s portfolio manager

Darren A. Jaroch, CFA

Darren, how would you describe conditions for stock market investors during the six-month reporting period ended May 31, 2014?

The period began in the final month of 2013 — a year in which U.S. stocks delivered their best annual performance since the 1990s. It was a strong start for the fund’s fiscal year and a solid ending for 2013, when market indexes achieved and surpassed record highs several times. The environment for global markets was also positive, with evidence of a synchronized global economic recovery — in the United States and Europe in particular.

The opening three months of 2014, however, were more volatile for global stock markets. In January, the S&P 500 Index had its sharpest one-month decline since May 2012 as U.S. stock investors grew nervous about volatility in emerging markets and disappointing U.S. economic data. Many investors believed this was a healthy correction for a market that may have been getting overheated. Stocks recovered from that decline and, although the market was a bit choppier in the final months of the period, U.S. indexes continued to reach record highs.

How did the fund fare in this environment?

I am pleased to report that the fund outperformed its benchmark, the MSCI World Index, by a considerable margin for the six-month period. The fund also outperformed the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/14. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 12.

Global Dividend Fund     3

average return for funds in its Lipper peer group, Global Equity Income Funds.

Our stock selection was the primary driver of returns during the semiannual period. This is important because we look carefully at the fundamental strengths of individual companies when selecting stocks for the portfolio. Dividend yield alone is not sufficient for our stock-selection process. Certainly, the ability to pay a dividend — which typically indicates strong free-cash-flow and a willingness to return capital to shareholders — is important. But we also look beyond yield to seek undervalued companies whose share prices may rise once the market recognizes their value.

Could you provide some examples of stocks or strategies that helped fund performance during the period?

The top performer for the period was Energy Transfer Equity, a master limited partnership, or MLP. MLPs are companies that are formed for their tax-advantaged structure, and Energy Transfer Equity operates across a diverse range of energy assets. The stock was strong during the period as the company made progress in gaining regulatory approvals for liquefied natural gas export terminals.

Another key contributor was AstraZeneca, a global biopharmaceutical company headquartered in London. While the company offers fundamental strengths, the most significant boost to its stock price came in late April, when U.S. pharmaceutical company Pfizer announced a takeover bid for AstraZeneca. The stock retreated the following month, however, when the bid was withdrawn.

Fund performance also benefited from the stock of OPAP, a Greek gaming company. OPAP stock struggled in early 2013 as investors shied away from Greece-based

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 5/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

4     Global Dividend Fund

“With the exception of some emerging
markets, most economies are
expanding, albeit at a slower pace
compared with past recoveries.”

Darren Jaroch

companies and the company faced a court challenge over its monopoly status. However, the stock rebounded considerably when the Greek government announced the sale of its stake in OPAP to a private equity fund, the European Commission upheld OPAP’s monopoly, and the company planned to expand into online sports gambling and video lottery gaming. By the close of the period, we had sold OPAP from the portfolio due in part to uncertainty about the potential success of the company’s expansion efforts.

Could you discuss some stocks that detracted from fund performance?

U.K.-based telecommunications firm Vodafone — a top performer in the previous fiscal year — was a top detractor for this period. Vodafone shares had advanced considerably in response to the announcement that Verizon would buy Vodafone’s 45 percent stake in Verizon Wireless. However, the stock has struggled since the deal was completed in February. Investors seem less enthused about the company’s growth potential, and were further disappointed when it became apparent that AT&T would not be acquiring Vodafone, and will instead buy DIRECTV.

Another notable detractor in the fund’s portfolio was General Motors [GM]. The widely publicized recalls of GM cars with faulty ignition switches took their toll on the stock. At the same time, all automotive

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Global Dividend Fund     5

companies struggled in the 2014 first quarter as investors grew concerned about weak economic growth. While much uncertainty remains regarding the impact of the recalls, GM’s financials have held up relatively well in the wake of the crisis, in my view, and the stock remained in the portfolio at the close of the period.

As the fund enters the second half of its fiscal year, what is your outlook?

U.S. stock market investors have enjoyed a bull market that reached its fifth anniversary in March. Today, stocks are a bit on the expensive side, and from a macroeconomic perspective, investors have been receiving mixed messages about U.S. economic growth. Stock market indexes have continued to climb to new record levels and volatility has been very low, so we could see a pause — or even a sharp correction — in the coming months. However, it is important to remember that retrenchment can be healthy for the market.

Outside the United States, with the exception of some emerging markets, most economies are expanding, albeit at a slower pace compared with past recoveries. Investors seem much less concerned about fiscal headwinds in the United States and Europe. China, while slowing somewhat from prior periods, continues to expand and grow, in my opinion. People are concerned about China, but I believe that reflects sentiment more than the actual data.

As for dividend-paying companies, my outlook is generally positive. Many corporations are still holding record amounts of cash, and a wider array of companies are offering dividends and, in my view, dividend growth potential.

Thank you, Darren, for your time and insights.

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Global Dividend Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

The unusually harsh winter in the United States and the Ukraine conflict led the World Bank to cut its outlook for global economic growth for 2014. In its June “Global Economic Prospects” report, the bank reduced its global growth forecast to 2.8% from the 3.2% projection it issued in January. Fortunately, the reduction reflects the slowdown that occurred during the winter, and developed economies appear poised to bounce back. Growth in the United States and Europe is expected to quicken as the effects of government spending cuts diminish, more people find jobs, and consumer and corporate demand rebounds, the bank reported. Meanwhile, many emerging-market economies continue to face headwinds. The bank also warned of a “hard landing” in China that could weigh down East Asian countries and hurt commodity exporters.

Global Dividend Fund     7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	22.33%	15.29%	21.23%	17.23%	21.24%	21.24%	21.63%	17.37%	22.69%
Annual average	18.26	12.57	17.37	14.14	17.38	17.38	17.70	14.26	18.55
1 year	18.42	11.61	17.47	12.47	17.48	16.48	17.86	13.73	18.66
6 months	9.51	3.21	9.03	4.03	9.10	8.10	9.24	5.42	9.63

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/14

	MSCI World Index (ND)	Lipper Global Equity Income Funds category average*
Life of fund	23.12%	19.10%
Annual average	18.90	15.65
1 year	18.87	16.16
6 months	6.52	7.12

 Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, and life-of-fund periods ended 5/31/14, there were 132, 123, and 118 funds, respectively, in this Lipper category.

8     Global Dividend Fund

Fund price and distribution information For the six-month period ended 5/31/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	2		2	2	2		2
Income	$0.173		$0.140	$0.145	$0.153		$0.186
Capital gains	—		—	—	—		—
Total	$0.173		$0.140	$0.145	$0.153		$0.186
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/13	$11.10	$11.78	$11.07	$11.05	$11.08	$11.48	$11.11
5/31/14	11.97	12.70	11.92	11.90	11.94	12.37	11.98

 The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	24.45%	17.30%	23.24%	19.24%	23.28%	23.28%	23.71%	19.38%	24.89%
Annual average	18.60	13.25	17.70	14.71	17.73	17.73	18.05	14.81	18.93
1 year	23.34	16.25	22.38	17.38	22.42	21.42	22.72	18.43	23.66
6 months	8.90	2.64	8.43	3.43	8.48	7.48	8.66	4.86	9.02

 See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Global Dividend Fund     9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 11/30/13*†	1.40%	2.15%	2.15%	1.90%	1.15%
Total annual operating expenses for the fiscal year ended 11/30/13†	2.95%	3.70%	3.70%	3.45%	2.70%
Annualized expense ratio for the six-month period ended 5/31/14	1.35%	2.10%	2.10%	1.85%	1.10%

 Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

 Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/15.

†Other expenses have been annualized.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2013, to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$7.05	$10.94	$10.95	$9.65	$5.75
Ending value (after expenses)	$1,095.10	$1,090.30	$1,091.00	$1,092.40	$1,096.30

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10     Global Dividend Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2014, use the following calculation method. To find the value of your investment on December 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.79	$10.55	$10.55	$9.30	$5.54
Ending value (after expenses)	$1,018.20	$1,014.46	$1,014.46	$1,015.71	$1,019.45

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Dividend Fund     11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12     Global Dividend Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2014, Putnam employees had approximately $466,000,000 and the Trustees had approximately $113,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Dividend Fund     13

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14     Global Dividend Fund

The fund’s portfolio 5/31/14 (Unaudited)

COMMON STOCKS (95.9%)*	Shares	Value
Aerospace and defense (1.9%)
BAE Systems PLC (United Kingdom)	8,458	$59,984
General Dynamics Corp.	1,617	191,000
Northrop Grumman Corp.	926	112,555
		363,539
Airlines (0.8%)
ANA Holdings, Inc. (Japan)	16,000	34,977
Japan Airlines Co., Ltd. (Japan) UR	2,200	115,108
		150,085
Automobiles (2.4%)
Daimler AG (Registered Shares) (Germany)	2,172	206,365
General Motors Co.	4,100	141,778
Nissan Motor Co., Ltd. (Japan)	12,400	112,407
		460,550
Banks (6.0%)
Australia & New Zealand Banking Group, Ltd. (Australia)	6,805	211,928
Banco Popular Espanol SA (Spain)	20,321	143,517
Bank of Nova Scotia (Canada)	1,853	118,993
Commonwealth Bank of Australia (Australia)	1,385	105,094
HSBC Holdings PLC (United Kingdom)	8,936	94,245
JPMorgan Chase & Co.	4,360	242,285
Natixis (France)	18,676	127,291
Wells Fargo & Co.	2,500	126,950
		1,170,303
Beverages (3.1%)
Anheuser-Busch InBev NV (Belgium)	2,163	237,383
Dr. Pepper Snapple Group, Inc.	2,442	140,903
PepsiCo, Inc.	2,500	220,825
		599,111
Capital markets (2.0%)
Ashmore Group PLC (United Kingdom)	12,184	72,154
Carlyle Group LP (The)	5,728	177,396
KKR & Co. LP	6,235	141,722
		391,272
Chemicals (2.2%)
BASF SE (Germany)	1,015	116,872
Dow Chemical Co. (The)	2,313	120,554
OCI Partners LP	1,700	33,456
Potash Corp. of Saskatchewan, Inc. (Canada)	1,800	65,376
Tronox, Ltd. Class A	3,500	92,995
		429,253
Commercial services and supplies (0.4%)
Edenred (France) †	2,732	85,636
		85,636
Communications equipment (0.4%)
Cisco Systems, Inc.	3,365	82,846
		82,846
Construction and engineering (0.9%)
ACS Actividades de Construccion y Servicios SA (Spain)	4,020	178,616
		178,616
Containers and packaging (0.7%)
MeadWestvaco Corp.	3,096	125,636
		125,636

Global Dividend Fund     15

COMMON STOCKS (95.9%)* cont.	Shares	Value
Distributors (0.5%)
Pacific Brands, Ltd. (Australia)	194,100	$102,267
		102,267
Diversified financial services (1.5%)
BM&F Bovespa SA (Brazil)	7,600	37,249
Challenger, Ltd. (Australia)	21,998	145,701
CME Group, Inc.	1,494	107,568
		290,518
Diversified telecommunication services (7.2%)
AT&T, Inc.	9,400	333,418
BCE, Inc. (Canada)	1,472	67,661
CenturyLink, Inc.	2,804	105,627
Telecom Corp. of New Zealand, Ltd. (New Zealand)	59,770	136,582
Telstra Corp., Ltd. (Australia)	25,684	127,744
Verizon Communications, Inc.	4,704	235,012
Vivendi SA (France) †	6,907	181,150
Ziggo NV (Netherlands)	4,304	202,910
		1,390,104
Electric utilities (2.4%)
Duke Energy Corp.	1,557	110,672
FirstEnergy Corp.	3,399	114,954
NextEra Energy, Inc.	1,200	116,832
SSE PLC (United Kingdom)	4,495	117,237
		459,695
Energy equipment and services (1.1%)
Aker Solutions ASA (Norway)	8,475	148,861
Seadrill, Ltd. (Norway)	1,941	73,186
		222,047
Food and staples retail (0.9%)
Wesfarmers, Ltd. (Australia)	3,434	138,483
WM Morrison Supermarkets PLC (United Kingdom)	9,959	33,670
		172,153
Food products (4.3%)
Kellogg Co.	2,800	193,144
Kraft Foods Group, Inc.	1,642	97,633
Nestle SA (Switzerland)	4,121	323,283
Orkla ASA (Norway)	8,497	75,192
Pinnacle Foods, Inc.	4,844	151,666
		840,918
Gas utilities (0.5%)
Tokyo Gas Co., Ltd. (Japan)	16,000	90,810
		90,810
Health-care equipment and supplies (0.3%)
Baxter International, Inc.	876	65,183
		65,183
Hotels, restaurants, and leisure (0.3%)
McDonald’s Corp.	606	61,467
		61,467
Household durables (1.8%)
Nexity SA (France)	1,785	75,077
Persimmon PLC (United Kingdom)	5,730	128,510
Skyworth Digital Holdings, Ltd. (China)	294,000	140,085
		343,672

16     Global Dividend Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value
Independent power and renewable electricity producers (0.4%)
Electric Power Development Co., Ltd. (Japan)	2,500	$74,406
		74,406
Industrial conglomerates (2.1%)
General Electric Co.	8,893	238,243
Siemens AG (Germany)	1,302	172,974
		411,217
Insurance (3.5%)
Admiral Group PLC (United Kingdom)	4,932	120,533
Allianz SE (Germany)	1,008	170,932
SCOR SE (France)	3,323	116,007
Zurich Insurance Group AG (Switzerland)	883	264,949
		672,421
Leisure products (0.3%)
Hasbro, Inc.	1,191	63,957
		63,957
Media (1.7%)
Comcast Corp. Class A	3,714	193,871
RTL Group SA (Belgium)	1,082	125,354
		319,225
Metals and mining (2.3%)
BHP Billiton PLC (United Kingdom)	3,155	98,787
Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	2,807	95,578
Hi-Crush Partners LP (Units)	5,203	260,514
		454,879
Multi-utilities (2.5%)
Ameren Corp.	2,995	117,853
Centrica PLC (United Kingdom)	23,259	130,839
Veolia Environnement SA (France)	11,903	227,483
		476,175
Multiline retail (0.9%)
Macy’s, Inc.	2,189	131,099
Myer Holdings, Ltd. (Australia)	25,292	50,562
		181,661
Oil, gas, and consumable fuels (8.3%)
Chevron Corp.	2,075	254,789
Energy Transfer Equity LP	4,100	208,936
ENI SpA (Italy)	7,259	184,940
Exxon Mobil Corp.	1,400	140,742
Gaztransport Et Technigaz SA (France)	2,596	169,859
HollyFrontier Corp.	1,514	74,565
Origin Energy, Ltd. (Australia)	8,022	112,593
Royal Dutch Shell PLC Class A (United Kingdom)	11,930	468,931
		1,615,355
Paper and forest products (0.6%)
Norbord, Inc. (Canada)	4,800	121,029
		121,029
Pharmaceuticals (12.3%)
AbbVie, Inc.	5,165	280,614
Astellas Pharma, Inc. (Japan)	7,200	92,637
AstraZeneca PLC (United Kingdom)	4,642	333,295
Bristol-Myers Squibb Co.	3,400	169,116
Eli Lilly & Co.	4,688	280,624
GlaxoSmithKline PLC (United Kingdom)	8,833	237,042

Global Dividend Fund     17

COMMON STOCKS (95.9%)* cont.	Shares	Value
Pharmaceuticals cont.
Johnson & Johnson	2,432	$246,751
Merck & Co., Inc.	2,429	140,542
Pfizer, Inc.	8,800	260,744
Sanofi (France)	2,018	215,776
Takeda Pharmaceutical Co., Ltd. (Japan)	2,900	131,676
		2,388,817
Real estate investment trusts (REITs) (5.1%)
American Tower Corp.	872	78,157
Australand Property Group (Australia)	20,909	83,457
Blackstone Mortgage Trust, Inc. Class A	4,300	127,796
CYS Investments, Inc.	7,300	67,452
Equity Lifestyle Properties, Inc.	2,900	126,846
Gaming and Leisure Properties, Inc.	3,600	120,816
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,700	80,313
Healthcare Trust of America, Inc. Class A	3,181	38,490
Hibernia REIT PLC (Ireland) †	74,783	109,076
MFA Financial, Inc.	6,900	56,787
Ventas, Inc.	1,600	106,880
		996,070
Semiconductors and semiconductor equipment (2.1%)
Intel Corp.	5,708	155,943
Maxim Integrated Products, Inc.	4,600	157,550
Texas Instruments, Inc.	1,859	87,336
		400,829
Software (1.8%)
Fidessa Group PLC (United Kingdom)	3,405	132,128
Microsoft Corp.	5,188	212,397
		344,525
Technology hardware, storage, and peripherals (2.4%)
Apple, Inc.	154	97,482
Canon, Inc. (Japan)	2,900	95,761
Hewlett-Packard Co.	2,859	95,777
Neopost SA (France)	592	47,362
Seagate Technology PLC	2,300	123,579
		459,961
Tobacco (5.1%)
Altria Group, Inc.	8,744	363,401
British American Tobacco (BAT) PLC (United Kingdom)	3,806	229,698
Philip Morris International, Inc.	4,568	404,451
		997,550
Trading companies and distributors (1.3%)
ITOCHU Corp. (Japan)	6,100	72,383
Mitsubishi Corp. (Japan)	4,200	83,233
Rexel SA (France)	4,261	101,821
		257,437
Transportation infrastructure (0.8%)
Sydney Airport (Australia)	39,386	160,814
		160,814
Wireless telecommunication services (0.8%)
Vodafone Group PLC (United Kingdom)	44,014	154,559
		154,559
Total common stocks (cost $16,962,854)		$18,626,568

18     Global Dividend Fund

SHORT-TERM INVESTMENTS (3.8%)*	Shares	Value
Putnam Short Term Investment Fund 0.06% L	731,759	$731,759
Total short-term investments (cost $731,759)		$731,759

TOTAL INVESTMENTS
Total investments (cost $17,694,613)	$19,358,327

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2013 through May 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $19,422,455.
†	Non-income-producing security.
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
UR

At the reporting period end, 400 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $7,497 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	51.3%
United Kingdom	12.5
France	7.0
Australia	6.4
Japan	4.7
Germany	3.4
Switzerland	3.0
Canada	1.9
Belgium	1.9
Spain	1.7
Norway	1.5
Netherlands	1.0
Italy	1.0
China	0.7
New Zealand	0.7
Ireland	0.6
Indonesia	0.5
Brazil	0.2
Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $6,663,820) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	6/18/14	$248,217	$246,999	$(1,218)
	Euro	Sell	6/18/14	95,554	96,534	980
Barclays Bank PLC
	British Pound	Sell	6/18/14	165,254	164,637	(617)
	Canadian Dollar	Buy	7/17/14	229,117	226,382	2,735
	Hong Kong Dollar	Buy	8/20/14	219,776	219,811	(35)

Global Dividend Fund     19

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $6,663,820) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Japanese Yen	Buy	8/20/14	$148,168	$147,757	$411
	Japanese Yen	Sell	8/20/14	148,168	148,370	202
Citibank, N.A.
	Australian Dollar	Buy	7/17/14	144,462	143,288	1,174
	Australian Dollar	Sell	7/17/14	144,462	144,173	(289)
	British Pound	Sell	6/18/14	91,510	91,104	(406)
	Danish Krone	Buy	6/18/14	130,712	131,566	(854)
	Euro	Sell	6/18/14	64,202	66,543	2,341
	Japanese Yen	Buy	8/20/14	75,328	74,343	985
Credit Suisse International
	Australian Dollar	Sell	7/17/14	126,926	126,182	(744)
	British Pound	Sell	6/18/14	34,693	34,687	(6)
	Canadian Dollar	Buy	7/17/14	97,561	97,589	(28)
	Canadian Dollar	Sell	7/17/14	97,561	96,985	(576)
	Japanese Yen	Buy	8/20/14	60,139	59,637	502
	Japanese Yen	Sell	8/20/14	60,139	60,289	150
	New Zealand Dollar	Sell	7/17/14	159,636	161,657	2,021
	Norwegian Krone	Buy	6/18/14	62,878	63,182	(304)
	Swedish Krona	Buy	6/18/14	147,239	151,642	(4,403)
	Swiss Franc	Buy	6/18/14	113,920	115,878	(1,958)
Deutsche Bank AG
	Australian Dollar	Sell	7/17/14	354,800	352,400	(2,400)
	British Pound	Sell	6/18/14	301,681	304,334	2,653
	Euro	Sell	6/18/14	295,386	298,210	2,824
Goldman Sachs International
	Euro	Sell	6/18/14	322,648	328,244	5,596
HSBC Bank USA, National Association
	British Pound	Buy	6/18/14	202,294	203,473	(1,179)
	Canadian Dollar	Buy	7/17/14	147,217	144,322	2,895
	Euro	Buy	6/18/14	195,879	196,232	(353)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/17/14	123,215	122,968	247
	Australian Dollar	Sell	7/17/14	123,215	121,833	(1,382)
	British Pound	Sell	6/18/14	30,671	29,087	(1,584)
	Canadian Dollar	Buy	7/17/14	25,427	23,085	2,342
	Euro	Sell	6/18/14	100,052	100,912	860
	Norwegian Krone	Sell	6/18/14	282,976	284,058	1,082
	Singapore Dollar	Buy	8/20/14	137,291	137,161	130
	Swedish Krona	Buy	6/18/14	66,478	70,320	(3,842)
	Swiss Franc	Buy	6/18/14	24,013	24,229	(216)

20     Global Dividend Fund

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $6,663,820) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/17/14	$126,926	$125,231	$(1,695)
	Euro	Buy	6/18/14	136,720	137,919	(1,199)
	Euro	Sell	6/18/14	136,720	136,771	51
	Israeli Shekel	Buy	7/17/14	30,561	30,322	239
	Japanese Yen	Buy	8/20/14	200,690	198,795	1,895
	Swedish Krona	Buy	6/18/14	37,929	39,097	(1,168)
	Swiss Franc	Buy	6/18/14	35,515	35,987	(472)
WestPac Banking Corp.
	Euro	Sell	6/18/14	20,719	21,826	1,107
	Japanese Yen	Buy	8/20/14	330,947	327,769	3,178
Total						$9,672

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$1,127,478	$405,321	$—
Consumer staples	2,471,249	138,483	—
Energy	1,724,809	112,593	—
Financials	2,974,404	546,180	—
Health care	2,229,687	224,313	—
Industrials	1,140,829	466,515	—
Information technology	1,192,400	95,761	—
Materials	1,130,797	—	—
Telecommunication services	1,280,337	264,326	—
Utilities	935,870	165,216	—
Total common stocks	16,207,860	2,418,708	—
Short-term investments	731,759	—	—
Totals by level	$16,939,619	$2,418,708	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$9,672	$—
Totals by level	$—	$9,672	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund     21

Statement of assets and liabilities 5/31/14 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $16,962,854)	$18,626,568
Affiliated issuers (identified cost $731,759) (Note 6)	731,759
Cash	32,089
Foreign currency (cost $3,851) (Note 1)	3,845
Dividends, interest and other receivables	72,941
Foreign tax reclaim	10,805
Receivable for shares of the fund sold	83,830
Receivable from Manager (Note 2)	9,453
Unrealized appreciation on forward currency contracts (Note 1)	36,600
Prepaid assets	39,868
Total assets	19,647,758
LIABILITIES
Payable for shares of the fund repurchased	34,090
Payable for custodian fees (Note 2)	7,591
Payable for investor servicing fees (Note 2)	6,452
Payable for Trustee compensation and expenses (Note 2)	119
Payable for administrative services (Note 2)	41
Payable for distribution fees (Note 2)	7,856
Payable for auditing and tax fees	25,567
Payable for offering costs (Note 1)	105,417
Unrealized depreciation on forward currency contracts (Note 1)	26,928
Other accrued expenses	11,242
Total liabilities	225,303
Net assets	$19,422,455

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$17,523,335
Undistributed net investment income (Note 1)	140,688
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	85,025
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,673,407
Total — Representing net assets applicable to capital shares outstanding	$19,422,455
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

22     Global Dividend Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($14,946,093 divided by 1,248,664 shares)	$11.97
	Offering price per class A share (100/94.25 of $11.97)*	$12.70
	Net asset value and offering price per class B share ($188,350 divided by 15,799 shares)**	$11.92
	Net asset value and offering price per class C share ($1,611,453 divided by 135,438 shares)**	$11.90
	Net asset value and redemption price per class M share ($104,550 divided by 8,758 shares)	$11.94
	Offering price per class M share (100/96.50 of $11.94)*	$12.37
	Net asset value, offering price and redemption price per class Y share ($2,572,009 divided by 214,642 shares)	$11.98
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund     23

Statement of operations Six months ended 5/31/14 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $22,424)	$328,509
Interest (including interest income of $133 from investments in affiliated issuers) (Note 6)	133
Total investment income	328,642
EXPENSES
Compensation of Manager (Note 2)	48,837
Investor servicing fees (Note 2)	15,075
Custodian fees (Note 2)	10,990
Trustee compensation and expenses (Note 2)	370
Distribution fees (Note 2)	20,647
Administrative services (Note 2)	168
Amortization of offering costs (Note 1)	30,903
Reports to shareholders	14,531
Auditing and tax fees	21,258
Blue sky expense	21,673
Other	2,599
Fees waived and reimbursed by Manager (Note 2)	(88,268)
Total expenses	98,783
Expense reduction (Note 2)	(85)
Net expenses	98,698
Net investment income	229,944

Net realized gain on investments (Notes 1 and 3)	159,185
Net realized gain on swap contracts (Note 1)	28,449
Net realized loss on foreign currency transactions (Note 1)	(94,750)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	68,984
Net unrealized appreciation of investments during the period	955,782
Net gain on investments	1,117,650
Net increase in net assets resulting from operations	$1,347,594

The accompanying notes are an integral part of these financial statements.

24     Global Dividend Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 5/31/14*	For the period 3/18/13 (commencement of operations) to 11/30/13
	Operations:
	Net investment income	$229,944	$151,907
	Net realized gain (loss) on investments and foreign currency transactions	92,884	(16,877)
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,024,766	648,641
	Net increase in net assets resulting from operations	1,347,594	783,671
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(156,674)	(47,720)
	Class B	(1,307)	(293)
	Class C	(8,059)	(910)
	Class M	(981)	(112)
	Class Y	(13,436)	(2,653)
	Increase from capital share transactions (Note 4)	8,114,214	4,409,121
	Total increase in net assets	9,281,351	5,141,104
	NET ASSETS
	Beginning of period (Note 5)	10,141,104	5,000,000
	End of period (including undistributed net investment income of $140,688 and $91,201, respectively)	$19,422,455	$10,141,104
*	Unaudited

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund     25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
May 31, 2014**	$11.10	.19	.85	1.04	(.17)	(.17)	$11.97	9.51*	$14,946	.67*	1.62*	55*
November 30, 2013†	10.00	.23	.94	1.17	(.07)	(.07)	11.10	11.70*	9,269	.99*	2.13*	7*
Class B
May 31, 2014**	$11.07	.14	.85	.99	(.14)	(.14)	$11.92	9.03*	$188	1.05*	1.21*	55*
November 30, 2013†	10.00	.15	.97	1.12	(.05)	(.05)	11.07	11.19*	82	1.52*	1.37*	7*
Class C
May 31, 2014**	$11.05	.16	.84	1.00	(.15)	(.15)	$11.90	9.10*	$1,611	1.05*	1.39*	55*
November 30, 2013†	10.00	.13	.98	1.11	(.06)	(.06)	11.05	11.13*	221	1.52*	1.23*	7*
Class M
May 31, 2014**	$11.08	.14	.87	1.01	(.15)	(.15)	$11.94	9.24*	$105	.92*	1.27*	55*
November 30, 2013†	10.00	.18	.95	1.13	(.05)	(.05)	11.08	11.34*	66	1.34*	1.70*	7*
Class Y
May 31, 2014**	$11.11	.21	.85	1.06	(.19)	(.19)	$11.98	9.63*	$2,572	.55*	1.83*	55*
November 30, 2013†	10.00	.21	.98	1.19	(.08)	(.08)	11.11	11.92*	503	.81*	1.96*	7*

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2014	0.62%
November 30, 2013	1.77

The accompanying notes are an integral part of these financial statements.

26	Global Dividend Fund	Global Dividend Fund	27

Notes to financial statements 5/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2013 through May 31, 2014.

Putnam Global Dividend Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth and current income. The fund invests mainly in common stocks and other equity or convertible securities of midsize and large companies worldwide that pay or that Putnam Management expects to pay dividends, with a focus on value stocks that offer the potential for capital growth, current income, or both. The fund invests mainly in developed countries, but may invest in emerging markets. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market and that Putnam Management believes may produce attractive levels of dividend income. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

28     Global Dividend Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

Global Dividend Fund     29

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge stock-specific exposure relating to an acquisition which was paid partly with the acquiring company’s common stock.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $10,296 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

30     Global Dividend Fund

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$14,630	—	$14,630

The aggregate identified cost on a tax basis is $17,687,842, resulting in gross unrealized appreciation and depreciation of $1,836,070 and $165,585, respectively, or net unrealized appreciation of $1,670,485.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $105,417 have been fully amortized on a straight-line basis over a twelve-month period as of March 18, 2014. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Global Dividend Fund     31

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Commencing with the fund’s thirteenth whole calendar month of operation (April 2014), the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.345% of the fund’s average net assets before a decrease of $275 (0.002% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2016, to the extent that the total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, any upward or downward adjustments to the fund’s base management fee and acquired fund fees and expenses) would not exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $88,268 as a result of this limit.

32     Global Dividend Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$12,533
Class B	138
Class C	1,059
Class M	89
Class Y	1,256
Total	$15,075

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $85 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$14,810
Class B	637
Class C	4,890
Class M	310
Total	$20,647

Global Dividend Fund     33

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,014 and $183 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $14,877,499 and $7,073,942, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	980,423	$11,422,582	361,857	$3,857,180
Shares issued in connection with reinvestment of distributions	6,076	68,156	4,390	47,064
	986,499	11,490,738	366,247	3,904,244
Shares repurchased	(572,639)	(6,750,931)	(27,443)	(287,774)
Net increase	413,860	$4,739,807	338,804	$3,616,470

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	12,923	$147,008	6,369	$66,596
Shares issued in connection with reinvestment of distributions	117	1,307	27	293
	13,040	148,315	6,396	66,889
Shares repurchased	(4,637)	(52,156)	—	—
Net increase	8,403	$96,159	6,396	$66,889

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	118,500	$1,322,714	19,001	$202,989
Shares issued in connection with reinvestment of distributions	716	8,059	85	910
	119,216	1,330,773	19,086	203,899
Shares repurchased	(3,777)	(42,336)	(87)	(915)
Net increase	115,439	$1,288,437	18,999	$202,984

34     Global Dividend Fund

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	3,199	$36,768	4,985	$54,153
Shares issued in connection with reinvestment of distributions	74	827	10	112
	3,273	37,595	4,995	54,265
Shares repurchased	(510)	(5,811)	—	—
Net increase	2,763	$31,784	4,995	$54,265

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	188,572	$2,176,010	45,670	$483,400
Shares issued in connection with reinvestment of distributions	1,190	13,417	247	2,645
	189,762	2,189,427	45,917	486,045
Shares repurchased	(20,393)	(231,400)	(1,644)	(17,532)
Net increase	169,369	$1,958,027	44,273	$468,513

At the close of the reporting period, Putnam Investments, LLC owned 1,005 class M shares of the fund (11.48% of class M shares outstanding), valued at $12,000.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 15, 2013 and commenced operations on March 18, 2013. Prior to March 18, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Class A	$4,960,000	496,000
Class B	10,000	1,000
Class C	10,000	1,000
Class M	10,000	1,000
Class Y	10,000	1,000

Note 6: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$442,049	$9,045,161	$8,755,451	$133	$731,759

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Global Dividend Fund     35

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$6,400,000
OTC total return swap contracts (notional)	$—*

*For the reporting period, the transactions were minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$36,600	Payables	$26,928
Total		$36,600		$26,928

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$(94,974)	$—	$(94,974)
Equity contracts	—	28,449	$28,449
Total	$(94,974)	$28,449	$(66,525)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$69,142	$69,142
Total	$69,142	$69,142

36     Global Dividend Fund

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Global Dividend Fund     37

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$980	$3,348	$4,500	$2,673	$5,477	$5,596	$2,895	$4,661	$2,185	$4,285	$36,600
Total Assets	$980	$3,348	$4,500	$2,673	$5,477	$5,596	$2,895	$4,661	$2,185	$4,285	$36,600
Liabilities:
Forward currency contracts#	$1,218	$652	$1,549	$8,019	$2,400	$—	$1,532	$7,024	$4,534	$—	$26,928
Total Liabilities	$1,218	$652	$1,549	$8,019	$2,400	$—	$1,532	$7,024	$4,534	$—	$26,928
Total Financial and Derivative Net Assets	$(238)	$2,696	$2,951	$(5,346)	$3,077	$5,596	$1,363	$(2,363)	$(2,349)	$4,285	$9,672
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(238)	$2,696	$2,951	$(5,346)	$3,077	$5,596	$1,363	$(2,363)	$(2,349)	$4,285	$9,672

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38	Global Dividend Fund	Global Dividend Fund	39

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		5,415,154,963	14,207,845
Ravi Akhoury		5,415,184,974	14,177,833
Barbara M. Baumann		5,415,851,291	13,511,517
Jameson A. Baxter		5,415,767,570	13,595,238
Charles B. Curtis		5,415,854,394	13,508,413
Robert J. Darretta		5,416,022,043	13,340,765
Katinka Domotorffy		5,415,419,173	13,943,635
John A. Hill		5,415,885,634	13,477,174
Paul L. Joskow		5,416,010,424	13,352,383
Kenneth R. Leibler		5,415,817,292	13,545,516
Robert E. Patterson		5,415,985,292	13,377,516
George Putnam, III		5,415,959,400	13,403,408
Robert L. Reynolds		5,416,108,530	13,254,278
W. Thomas Stephens		5,415,918,406	13,444,402
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
733,987	—	15,601	81,596
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192
All tabulations are rounded to the nearest whole number.

40     Global Dividend Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Dividend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA121
288482 7/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2014